UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 3, 2013

Agricon Global Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-11730	84-1089377
(Commission File Number)	(IRS Employer Identification No.)

25 East 200 South, Lehi, Utah 84043
(Address of Principal Executive Offices)

801-592-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 3, 2013 the Company issued a press release announcing its execution of a non-binding Letter of Intent (LOI) to merge with Africa Farmlands, Inc. (AFL), an Iowa Corporation, by acquiring all issued and outstanding shares of AFL and controlling interest in its two Ghanaian Subsidiaries. A copy of the Company’s press release is attached hereto as Exhibit 99.1

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release dated January 3, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 3rd day of January, 2013.

AGRICON GLOBAL CORPORATION
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President and Chief Executive Officer

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Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release dated January 3, 2013

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